Fourth-Quarter and Full-Year 2022 Results Investor Supplemental Materials March 14, 2023

NASDAQ: LUNA Luna Innovations Incorporated© 2023 2 Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding its technological and product capabilities, market growth and its market position, sales market and revenue growth, customer relationship, recurring sales, margin, general product performance, the company's future financial performance, including guidance, and market recognition of key technologies and demand for its products, the company’s overall growth potential, its capitalization and access to, and deployment of, capital, its strategic position and corporate and leadership strength and culture. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, customer relationships, failure of demand for the company’s products and services to meet expectations, failure to penetrate target markets or of those markets to grow and expand, technological, operational and strategic challenges, integration of acquisitions, global supply chain issues, geopolitical and economic factors and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, March 14, 2023, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA and Adjusted EPS, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Net Income to Adjusted EBITDA and Net Income to Adjusted EPS are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2023 3 Speakers Scott Graeff President & Chief Executive Officer Brian Soller Chief Technology Officer & EVP, Corporate Development Gene Nestro Chief Financial Officer & SVP, Finance

Fourth-Quarter and Full-Year FY22 Results

NASDAQ: LUNA Luna Innovations Incorporated© 2023 5 Fourth-Quarter 2022: Key Financial Results Revenues of $31.7M; up 31% year over year  $32.5M in constant currency; up 34% Gross margin of 61%, compared to 58% for the prior year Net income of $0.9M, compared to $1.6M for the prior year Adjusted EBITDA1 of $4.7M, compared to $3.1M for the prior year Adjusted EPS1 of $0.08, flat for the prior year 1Adj EPS and EBITDA are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2023 6 Fourth-Quarter 2022: Highlights Closed multiple, new, large and recurring OEM accounts  Extended existing relationship with Northrop Grumman by securing an incremental, multi-unit order for the OBR 6200 portable backscatter reflectometer of more than $3M  Secured $3.4M in multiple, large OEM RIO laser orders for LiDAR and space-based communications applications Won multiple, large contracts for our fiber sensing solutions in the infrastructure and energy industries  Multiple, large power cable monitoring contracts in North America  A contract with PT Freeport Indonesia to provide a monitoring system for the company’s levees  A contract for deployment of fire-detection systems for battery storage facilities in Europe  Additional pipeline monitoring awards in West Texas, Nigeria, Mexico and Saudi Arabia Achieved strong, 47% year-over-year growth for the Company’s THz products Record quarter in the Company’s communications test vertical, delivering 59% year-over-year growth Delivered a new generation laser tester for Silicon Photonics applications to large computer chip manufacturer in North America

NASDAQ: LUNA Luna Innovations Incorporated© 2023 7 Full-Year 2022: Key Financial Results Revenues of $109.5M; up 25% year over year  $111.9M in constant currency; up 28% Gross Margin of 61%, compared to 59% for the prior year Net income of $9.3M, compared to $1.4M for the prior year Adjusted EBITDA1 of $12.1M, compared to $7.6M for the prior year Adjusted EPS1 of $0.21, compared to $0.17 for the prior year 1Adj EPS and EBITDA are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2023 8 Full-Year 2022: Highlights and Accomplishments Luna is now a leading pure play in fiber-based technologies  Closed on the divestiture of its Luna Labs business in March 2022 Closed on the acquisition of Lios, creating the strongest distributed fiber sensing play on the market  Further expands global presence, building on existing, strong international customer base and sales capability Building a pipeline of larger, multi-unit, blanket orders  Expanded relationships with existing customers in aerospace, electric vehicle and defense markets  Secured multiple, multi-unit orders for test equipment through strong, long-standing relationships with Lockheed Martin and Northrop Grumman  Signed new $14.2M contract with Intuitive Surgical, Inc. (Nasdaq: ISRG) to supply critical photonic subsystems for its next-generation, robotic surgical systems Strengthened executive team with promotions and additions to key roles

NASDAQ: LUNA Luna Innovations Incorporated© 2023 9 $7.6 $12.1 FY20 FY21 FY22 FY23 Adjusted EBITDA1,3 (millions) FY22 Guidance: $14M to $18M $87.5 $111.9 FY20 FY21 FY22 FY23 Revenue1,2 (millions) $59.1 FY23 Guidance: $125M - $130M Strong Financial Results 1 Reminder: Luna Labs reclassified to Discontinued Operations and subsequent sale in late Q1 2022. 2 FY 2022 revenue is reported in constant currency. 3 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. FY22 Guidance: $109M - $115M FY22 Guidance: $10M to $12M $7.9 Q1 Guidance

NASDAQ: LUNA Luna Innovations Incorporated© 2023 10 A Flexible Balance Sheet Balance sheet on December 31, 2022:  $151.0M in total assets • $6.0M in cash and cash equivalents • $54.2M in working capital Total debt of $23.2M outstanding  $18.9M in term debt  $4.3M drawn on $15M revolver All investments over the past five years – in both business and in M&A – have been funded using the balance sheet through cash and bank debt Luna will continue to deploy capital prudently to generate long-term sustainable growth  Increasing organic sales  Reinvesting in our business  Identifying strategic M&A opportunities

2023 Outlook

NASDAQ: LUNA Luna Innovations Incorporated© 2023 12 2023 Financial Outlook Issuing FY 2023 outlook:  Full-year total revenue of $125M to $130M  Full-year adjusted EBITDA1 of $14M to $18M  Q1 2023 revenue of $23M to $25M 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. The outlook above does not include any future acquisitions, divestitures, or unanticipated events.

NASDAQ: LUNA Luna Innovations Incorporated© 2023 13 Luna – Enabling the Future with Fiber Positioned as a global fiber optic leader Proprietary fiber-optic based measurement technology, offering unprecedented combination of performance and economics Customers in attractive markets: Defense, Communications, Infrastructure, Energy, Automotive and Aerospace Positioned to take advantage of trends such as vehicle lightweighting, smart infrastructure, increasing needs for global security, and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview

Appendix

NASDAQ: LUNA Luna Innovations Incorporated© 2023 15 Reconciliation of Net (Loss)/Income to Adjusted EBITDA1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges include customer accommodation, facility consolidation, severance and debt refinancing costs. (in thousands) 2022 2021 2022 2021 Reconciliation of EBITDA and Adjusted EBITDA GAAP net income/(loss) 853$ 1,575$ 9,279$ 1,382$ Income from discontinued operations, net of tax 36 100 11,579 2,471 GAAP net income/(loss) from continuing operations 817 1,475 (2,300) (1,089) Interest expense, net 293 104 735 479 Income tax (benefit)/expense 307 (544) (220) (1,980) Depreciation and amortization 1,455 1,077 5,449 4,517 EBITDA 2,872 2,112 3,664 1,927 Share-based compensation 1,067 693 4,094 2,826 Integration and transaction expense (21) 249 2,163 2,322 Amortization of inventory step-up 286 69 677 509 Other non-recurring charges (2) 488 - 1,545 - Adjusted EBITDA 4,692$ 3,123$ 12,143$ 7,584$ Three Months Ended Twelve Months Ended December 31, December 31, (Unaudited) (Unaudited)

NASDAQ: LUNA Luna Innovations Incorporated© 2023 16 Reconciliation of Net (Loss)/Income to Adjusted EPS1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges include customer accommodation, facility consolidation, severance and debt refinancing costs. 2022 2021 2022 2021 Reconciliation of Net (loss)/Income to Adjusted EPS GAAP net income/(loss) 853$ 1,575$ 9,279$ 1,382$ Income from discontinued operations, net of tax 36 100 11,579 2,471 GAAP net income/(loss) from continuing operations 817 1,475 (2,300) (1,089) Adjustments: Share-based compensation 1,067 693 4,094 2,826 Integration and transaction expense (21) 249 2,163 2,322 Amortization of intangible assets 952 760 3,745 3,113 Amortization of inventory step-up 286 69 677 509 Other non-recurring charges (2) 488 - 1,545 - Total adjustments: 2,772 1,771 12,224 8,770 Income tax effect on adjustments (693) (443) (3,056) (2,193) Adjusted income from continuing operations 2,896$ 2,803$ 6,868$ 5,488$ Adjusted EPS 0.08$ 0.08$ 0.21$ 0.17$ Adjusted weighted average shares (in thousands): Diluted 34,355 33,666 32,592 31,658 (in thousands, except per share data) Twelve Months Ended December 31, (Unaudited) Three Months Ended December 31, (Unaudited)

NASDAQ: LUNA Luna Innovations Incorporated© 2023 17 Reconciliation of Operating (Loss) to Adjusted Operating Income1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges include customer accommodation, facility consolidation, severance and debt refinancing costs. 2022 2021 2022 2021 Reconciliation of Operating (Loss) to Adjusted Operating Income GAAP Operating Loss 1,464$ 1,035$ (1,884)$ (2,590)$ Adjustments: Share-based compensation 1,067 693 4,094 2,826 Integration and transaction expense (21) 249 2,163 2,322 Amortization of intangible assets 952 760 3,745 3,113 Amortization of inventory step-up 286 69 677 509 Other non-recurring charges (2) 488 - 1,545 - Total adjustments: 2,772 1,771 12,224 8,770 Adjusted Operating Income 4,236$ 2,806$ 10,340$ 6,180$ Twelve Months Ended December 31, (Unaudited) Three Months Ended December 31, (Unaudited) (in thousands)

NASDAQ: LUNA Luna Innovations Incorporated© 2023 18 Reconciliation of Revenues to Constant Currency Revenues 2022 2022 Reconciliation of Revenues to Constant Currency Revenues GAAP Revenue 31,702$ 109,497$ Effect of Foreign Exchange 776 2,383 Constant Currency Revenues 32,478$ 111,880$ December 31, December 31, (Unaudited) (Unaudited) Twelve Months (in thousands) Three Months

NASDAQ: LUNA Luna Innovations Incorporated© 2023 19 Historical Quarterly Results1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 Revenues 24,222$ 22,481$ 26,162$ 29,153$ 31,702$ Cost of revenues 10,102 8,202 10,199 12,234 12,367 Gross profit 14,120 14,279 15,963 16,919 19,335 Gross margin 58% 64% 61% 58% 61% Operating expense: Selling, general and administrative 9,533 11,437 14,612 12,065 13,292 Research, development and engineering 2,543 2,543 2,665 2,204 2,853 Amortization of intangibles 760 821 992 988 1,238 Integration and deal related expense 249 1,844 156 184 488 Total operating expense 13,085 16,645 18,425 15,441 17,871 Operating income/(loss) 1,035$ (2,366)$ (2,462)$ 1,478$ 1,464$ (in thousands) Three Months Ended